Exhibit 99.1

Marchex Announces First Quarter 2022 Results

SEATTLE –May 12, 2022-- Marchex, Inc. (NASDAQ: MCHX), the award-winning AI-powered conversation intelligence company that helps businesses turn strategic insights into the actions that drive their most valued sales outcomes, today announced its financial results for the first quarter ended March 31, 2022.

Q1 2022 Financial Highlights

•	GAAP revenue was $13.2 million for the first quarter of 2022, compared to $13.0 million for the first quarter of 2021.
•

First quarter 2022 core analytics and solutions revenue was $13.2 million as compared to the first quarter of 2021 amount of $12.7 million, which excludes the benefit of recognizing $262,000 of revenue that was reserved at the end of the fourth quarter of 2020 during the pandemic given it did not meet recognition criteria at such time. Including this amount, revenue for the first quarter of 2021 was $13.0 million.

•	Net loss was $1.6 million for the first quarter of 2022 or $0.04 per diluted share, compared to a net loss of $5.3 million or $0.12 per diluted share for the first quarter of 2021.
	Q1 2021	Q1 2022
GAAP Revenue	$13 million	$13.2 million
Non-GAAP Results:
Adjusted EBITDA	($3.0) million	$151,000
•	Adjusted non-GAAP income (loss) per share for the first quarter of 2022 was ($0.01) compared to ($0.08) for the first quarter of 2021.

Strategic Priorities and Growth Initiatives

•

New Customer Traction and Existing Customer Expansion. Marchex saw continued momentum with new enterprise customers across multiple product lines in Home Services, Health Care and other verticals. In addition, we continue to see strong long-term growth opportunities in our Auto vertical through the expansion of relationships with Fortune 500 customers.

•

Company Maintains Profitability Metrics in the First Quarter. In the first quarter of 2022, Marchex achieved above break-even Adjusted EBITDA in part through continued progress with the Company’s cost initiatives, including its technology and cloud-based infrastructure projects.

•

Conversation Volumes. Conversation volume trends were largely flat with the pandemic and seasonally affected fourth quarter of 2021 for much of the first quarter of 2022. Volumes did begin to pick up modestly in March in some of our key verticals.

•	Expansion of Market Opportunities.
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Marchex Announces New Integration into Twilio. Marchex recently announced its integration into the Twilio Add-On Marketplace.  This integration is designed to bring Marchex’s conversation intelligence capabilities to increase the value of Twilio Audio Recordings. Through this integration, Twilio is empowering developers to easily enable Marchex AI capabilities without costly AI development. The Company announced the first of its add-on conversational capabilities: Marchex Transcription and Outcome. These features allow businesses to automate understanding customer conversations and outcomes, and stop wasting time listening to hours of audio recordings, viewing lengthy transcripts, and sorting through volumes of data trying to figure out consumer intent and phone call outcomes. Through its integrations with Twilio, Marchex is making its conversation intelligence capabilities available to more businesses and unlocking the power of its artificial intelligence by surfacing relevant, actionable insights from phone conversations to help sales, customer engagement and marketing teams solve their real-world business challenges.

•	Accelerate Product Innovation.
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Marchex Wins AI Excellence Award for Marchex Conversation Intelligence, powered by Marchex Conversation DNA™. The Business Intelligence Group named Marchex a winner in its second annual Artificial Intelligence Excellence Awards program. The company received the award for Marchex Conversation Intelligence, powered by Marchex Conversation DNA™, AI technology that fundamentally alters and enhances the way businesses can reach and interact with consumers, transforming marketing, sales and customer engagement. Marchex Conversation Intelligence technology unlocks key, relevant insights from voice and text conversations at scale by extracting actionable signals that help marketing, sales and customer engagement teams achieve their business objectives.

“In the first quarter of 2022 and through today, Marchex is continuing to be recognized for our product innovation and meeting the needs of businesses as they seek to leverage the growing capabilities of conversational intelligence,” said Russell Horowitz, Executive Chairman and Co-CEO. “Through focusing on solving mission critical challenges for businesses, Marchex is developing industry leading products and continuing to expand our footprint with industry leading brands and integration partners as they look to leverage conversational intelligence to create better buying experiences and grow their businesses. Throughout the course of 2022, we expect to launch new sales engagement products supported by our award-winning Conversation DNA™ technology, along with new channel partnerships, and that these current initiatives will continue to enhance the magnitude of our opportunity and resulting growth profile.

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of May 12, 2022.

“While we have seen some modest lift in conversation volumes from the pandemic influenced period of January and February of this year, conversation volumes have been fluctuating modestly at the start of the second quarter from the year ago period. This leads us to believe that there are still some lingering effects from the current pandemic relative to the strong volumes of the second quarter of 2021 when the economy first reopened,” said Mike Arends, Co-CEO. “We are continuing to see some customer impacts from supply chain disruptions, inflationary pressures, and other macro events. Despite this, we anticipate that sales traction will lead to sequential growth in the second quarter of 2022 over the first quarter. In addition, we believe we should be at or near break-even on an Adjusted EBITDA basis for the second quarter.

“As we move through the rest of 2022, we expect to continue launching new products and expanding on channel partner relationships, such as our cloud based Marchex Anywhere initiative, and we continue to believe we could see growth expand. In addition, if we see an unwinding of the pandemic and macro impacts on volumes at some point during the year, we believe that should convert into a tailwind in many of our verticals and enable us to achieve accelerating growth and potentially increasing double digit growth rates. We are also continuing to make progress with some of our largest customers, as well as onboarding new potentially significant relationships that can have a long-term impact on Marchex’s growth profile. We expect to have more to share on these developments in the coming months.” said Arends.

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, May 12, 2022 to discuss its first quarter ended March 31, 2022 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex’s award-winning conversation intelligence platform, featuring AI-powered sales engagement and marketing solutions, helps businesses turn strategic insights into the actions that drive their most valued sales outcomes. Our multichannel voice and text capabilities enable sales and marketing teams to deliver the buying experiences that today’s customers expect. Marchex is the trusted conversation intelligence partner for market-leading companies in critical industries, including many of the world’s most innovative and successful brands.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 12, 2022 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted EBITDA, Adjusted OIBA, and Adjusted non-GAAP income (loss) per share.

Adjusted EBITDA represents net income (loss) before (1) interest, (2) income taxes, (3) amortization of intangible assets from acquisitions, (4) depreciation and amortization, (5) stock-based compensation expense, (6) acquisition and disposition-related costs, and (7) foreign government assistance subsidies. Marchex believes that Adjusted EBITDA is an alternative measure used by our management to understand and evaluate our core operating performance and trends, and that provides meaningful supplemental information regarding performance and evaluating performance and liquidity to measure its ability to fund operations and its financing obligations.

Adjusted OIBA represents Adjusted EBITDA adjusted for depreciation and amortization. This measure, among other things, is another metric by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses as detailed above. Financial analysts and investors may use Adjusted EBITDA and Adjusted OIBA to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs, (3) amortization of intangible assets from acquisitions, (4) interest income and other, net, and (5) foreign government assistance subsidies. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2021	2022
Revenue	$12,980	$13,171
Expenses:
Service costs (1)	5,422	4,935
Sales and marketing (1)	3,637	3,165
Product development (1)	5,322	3,460
General and administrative (1)	2,620	2,606
Amortization of intangible assets from acquisitions	1,181	531
Acquisition and disposition-related costs	45	5
Total operating expenses	18,227	14,702
Loss from operations	(5,247)	(1,531)
Interest income (expense) and other, net	(12)	(21)
Income (loss) before provision for income taxes	(5,259)	(1,552)
Income tax expense (benefit)	73	30
Net income (loss)	(5,332)	(1,582)
Net income (loss) applicable to common stockholders	$(5,332)	$(1,582)
Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.12)	$(0.04)
Shares used to calculate basic net loss per share applicable to common stockholders
Class A	4,661	4,661
Class B	39,087	38,666
Shares used to calculate diluted net income (loss) per share applicable to common stockholders:
Class A	4,661	4,661
Class B	43,748	43,327

(1) Includes stock-based compensation allocated as follows:
Service costs	$8	$34
Sales and marketing	229	191
Product development	97	82
General and administrative	410	388
Total	$744	$695

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	March 31,
	2021	2022
Assets
Current assets:
Cash and cash equivalents	$27,086	$24,555
Accounts receivable, net	8,021	8,946
Prepaid expenses and other current assets	2,407	3,454
Total current assets	37,514	36,955
Property and equipment, net	2,817	3,702
Right-of-use lease asset	2,238	1,869
Other assets, net	986	1,000
Goodwill	17,558	17,558
Intangible assets from acquisitions, net	4,714	4,183
Total assets	$65,827	$65,267
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,363	$2,375
Accrued benefits and payroll	3,631	3,628
Other accrued expenses and current liabilities	3,869	3,912
Deferred revenue and deposits	2,016	1,685
Lease liability, current	1,794	2,311
Total current liabilities	12,673	13,911
Deferred tax liabilities	186	199
Lease liability non-current	1,466	526
Total liabilities	14,325	14,636
Stockholders’ equity:
Class A common stock	49	49
Class B common stock	374	377
Additional paid-in capital	354,155	354,863
Accumulated deficit	(303,076)	(304,658)
Total stockholders’ equity	51,502	50,631
Total liabilities and stockholders’ equity	$65,827	$65,267

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss to Adjusted EBITDA and Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended March 31,
	2021	2022
Net loss applicable to common stockholders	$(5,332)	$(1,582)
Interest income (expense) and other, net	12	21
Income tax expense (benefit)	73	30
Amortization of intangible assets from acquisitions	1,181	531
Depreciation and amortization	427	451
Stock-based compensation	744	695
Acquisition and disposition-related costs (benefit)	45	5
Foreign government paycheck assistance and rent subsidies[1]	(150)	—
Adjusted EBITDA	$(3,000)	$151
Depreciation and amortization	427	451
Adjusted OIBA	$(3,427)	$(300)

[1]	Includes pandemic related wage and rent relief subsidies, recognized as a reduction of wages or rent during the period received.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss Operations per Share

	Three Months Ended March 31,
	2021	2022
Net loss applicable to common stockholders, diluted	$(0.12)	$(0.04)
Stock-based compensation	0.02	0.02
Acquisition and disposition-related costs	-	-
Amortization of intangible assets from acquisitions	0.02	0.01
Interest income and other, net	-	-
Foreign government paycheck assistance and rent subsidies	-	-
Adjusted non-GAAP loss per share	$(0.08)	$(0.01)
Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss per share	43,748	43,327

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.